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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2005

                              WESTBANK CORPORATION
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             (Exact name of registrant as specified in its charter)

       Massachusetts                     0-12784                  04-2830731
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

 225 Park Avenue, West Springfield, Massachusetts                   01089
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    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (413) 747-1400

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     Pursuant to the transition rules provided under Section 409A of the Internal Revenue Code of 1986, as amended, the Board of Directors of Westbank Corporation has terminated the Westbank 1994 Executive Supplemental Retirement Plan as of November 28, 2005. The payments of vested amounts accrued under this plan (including the employer contribution for calendar 2005) will be made to the participants in this plan as follows:

Donald R. Chase             $   323,380
John M. Lilly               $    47,270
Gary L. Briggs              $    42,044

The payments of the above listed amounts will be made as soon as practicable after November 28, 2005, but in no event later than December 31, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2005            WESTBANK CORPORATION

                                    By:    /s/ Donald R. Chase
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                                    Name:  Donald R. Chase
                                    Title: President and Chief Executive Officer